HSBC INVESTOR FUNDS
       HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND (THE "FUND")

                         SUPPLEMENT DATED JUNE 27, 2007
                                       TO
                    THE HSBC INVESTOR FUNDS PROSPECTUS DATED
                             FEBRUARY 28, 2007, AND
                             AS SUPPLEMENTED TO DATE

As currently disclosed in the Fund's Prospectus, the Fund expects to maintain an average portfolio duration of 3 to 6 years in response to changing market conditions. Given this focus on duration, which differs from the stated maturity of securities in which the Fund invests, the Fund has revised the description of its investment strategy to eliminate the references to a security's stated maturity. Specifically, the 3rd paragraph of the section entitled "Principal
Investment Strategies" on page 28 of the Prospectus is restated to read as follows:

         Under normal market conditions, the Portfolio invests at least 80% of its net assets in fixed income securities. These securities may include U.S. government securities and corporate debt securities, commercial paper, mortgage-backed securities and asset-backed securities, and similar securities issued by foreign governments and corporations. The Portfolio expects to maintain an average portfolio duration of with respect to fixed income securities 3 to 6 years. The Portfolio invests primarily in investment grade debt securities, but may invest up to 25% of its total assets in high yield securities ("junk bonds"). The Portfolio may also invest in preferred stocks and convertible securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Halbis
         Capital Management (USA) Inc. serves as the Portfolio's sub-adviser.

Similarly, the 2nd paragraph of the section entitled "Investment Objective, Policies and Strategy" on page 78 of the Prospectus is restated to read as follows:

         The Portfolio invests primarily in investment grade fixed income securities. The average portfolio duration of the Portfolio normally varies within 3 to 6 years based on projected interest rates. Duration refers to the range within which the modified duration of a portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to change in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). Consistent with the investment objective of the Fund, the Portfolio:

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE